Exhibit 99.1

BioDelivery Sciences Appoints Ernest De Paolantonio

as Chief Financial Officer

Experienced industry veteran augments BDSI’s executive management team as company moves toward finalization of its commercial options for BUNAVAIL and explores further business development opportunities

RALEIGH, N.C. – October 21, 2013 - BioDelivery Sciences International, Inc. (Nasdaq: BDSI) today announced the appointment of Ernest R. De Paolantonio, CPA MBA as Chief Financial Officer and Corporate Secretary.

Mr. De Paolantonio joins BDSI with over 35 years of varied financial and business experience in the pharmaceutical industry, and his skill set is intended to broaden BDSI’s executive level expertise as the company continues its evolution from a research and development and outlicensing business into a commercial stage enterprise.

In addition to overall responsibility for BDSI’s finance function, the company expects to leverage Mr. De Paolantonio’s involvement in manufacturing, supply chain and other commercialization activities, particularly as BDSI looks to finalize its commercial options for BUNAVAIL, an NDA for which is currently under review by the FDA. Similar expertise will be valuable as BDSI’s moves toward completion of the Phase III program for BEMA Buprenorphine for chronic pain, which is partnered with Endo, and in exploring other business development opportunities.

James A. McNulty, CPA, BDSI’s current Chief Financial Officer, Treasurer and Secretary, will remain with BDSI in the new role of Senior Vice President—Finance and Treasurer. Mr. McNulty will report to Mr. De Paolantonio.

Over the past five years, Mr. De Paolantonio served as the Chief Financial Officer of CorePharma, a private specialty generic company, during the period of the company’s most prolific growth. While at CorePharma, Mr. De Paolantonio was directly involved in the financial and commercial strategy to establish their proprietary labeled portfolio of products. In addition, he previously served in finance and controller positions in roles of increasing responsibility at Colombia Laboratories, where he was also responsible for business development and logistics, including supply chain management for the company’s first commercial product launch. Additionally, he served in various financial and controller positions at Taro Pharmaceuticals, Watson Pharmaceuticals and Danbury Pharmaceutical. Mr. De Paolantonio began his career in finance at GlaxoSmithKline, where he spent over 17 years.

Dr. Mark Sirgo, President and Chief Executive Officer of BDSI, stated, “Ernie’s expertise and leadership is going to be extremely valuable as we anticipate the approval and commercialization of our second product, BUNAVAIL, in 2014 and subsequently BEMA Buprenorphine for chronic pain. Ernie has built and led the finance departments at both Core and Columbia as both companies approached and subsequently executed commercialization of their products. In addition, Ernie’s expertise in business development and oversight of manufacturing and the supply chain will be invaluable to BDSI as we continue to evolve in those areas. Finally, Ernie has both the background and experience of having played a key role in the evolution of smaller companies into high-growth pharmaceutical businesses that will be particularly useful in his role at BDSI.”

“I also want to thank Jim McNulty for the invaluable job he has done in serving as the company’s CFO, Secretary and Treasurer since its inception,” continued Dr. Sirgo. “We are pleased that Jim will be staying on as an officer to work with Ernie and continue to oversee BDSI’s day to day accounting, SEC reporting and compliance, internal control and treasury functions from our Tampa office. The need to now centralize the business planning, budgeting and finance function in Raleigh is based on our preparation for anticipated growth at BDSI following the potential approval of BUNAVAIL in 2014, the further development of and potential FDA approval of BEMA Buprenorphine for chronic pain, and our pursuit of other potential business development opportunities as we seek to grow and create value for BDSI stockholders.”

About BioDelivery Sciences International

BioDelivery Sciences International (NASDAQ: BDSI) is a specialty pharmaceutical company that is leveraging its novel and proprietary patented drug delivery technologies to develop and commercialize, either on its own or in partnerships with third parties, new applications of proven therapeutics. BDSI is focusing on developing products to meet unmet patient needs in the areas of pain management and addiction.

BDSI’s pain franchise consists of three products, two of which utilize the patented BioErodible MucoAdhesive (BEMA) drug delivery technology. ONSOLIS (fentanyl buccal soluble film) is approved in the U.S., Canada, E.U. (where it is marketed as BREAKYL) and Taiwan (where it is marketed as PAINKYL), for the management of breakthrough pain in opioid tolerant, adult patients with cancer. The commercial rights are licensed to Meda for all territories worldwide except for Taiwan (licensed to TTY Biopharm) and South Korea (licensed to Kunwha Pharmaceutical Co.).

BDSI’s second pain product using the BEMA technology, BEMA Buprenorphine, is in Phase 3 clinical trials for the treatment of moderate to severe chronic pain and is licensed on a worldwide basis to Endo Health Solutions. BDSI’s third pain product in development is Clonidine Topical Gel for the treatment of painful diabetic neuropathy and was recently licensed from Arcion Therapeutics.

In August 2013, BDSI filed an NDA for BUNAVAIL, a high dose formulation of buprenorphine in combination with naloxone for the maintenance treatment of opioid dependence. Under the 505(b) (2) regulatory statute, the NDA for BUNAVAIL is subject to a ten month review.

BDSI’s headquarters is located in Raleigh, North Carolina. For more information visit www.bdsi.com.

Cautionary Note on Forward-Looking Statements

This press release, the presentation referred to herein, and any statements of representatives and partners of BioDelivery Sciences International, Inc. (the “Company”) related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission and those that relate to the Company’s ability to leverage the expertise of employees and partners to assist the Company in the execution of its strategy. Actual results (including, without limitation, the actual performance of the Company’s executives described herein and the timing for and results of the clinical trials and proposed NDA submissions for, and FDA review of, the Company’s products in development) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

BDSI® and BEMA® are registered trademarks of BioDelivery Sciences International, Inc. The BioDelivery Sciences logo and BUNAVAIL™ are trademarks owned by BioDelivery Sciences International, Inc. ONSOLIS® is a registered trademark of Meda Pharmaceuticals, Inc. BREAKYL™ is a trademark owned by Meda Pharma GmbH & Co. KG. PAINKYL™ is a trademark owned by TTY Biopharm. All other trademarks and tradenames are owned by their respective owners.

© BioDelivery Sciences International, Inc. All rights reserved

Contacts:

Brian Korb	Al Medwar
Senior Vice President	Vice President, Marketing and Corporate Development
The Trout Group LLC	BioDelivery Sciences International, Inc.
(646) 378-2923	919-582-9050
bkorb@troutgroup.com	amedwar@bdsi.com